EXHIBIT 32



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     In connection with the Annual Report of Liquor Group Wholesale, Inc. (the
"Company") on Form 10-K for the period ending August 31, 2008 as filed with the Securities and Exchange Commission (the "Report"), C.J. Eiras, the Principal Executive Officer of the Company, and Jason Bandy, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.


December 15, 2008                LIQUOR GROUP WHOLESALE, INC.




                                 By:    /s/ C.J. Eiras
                                        ----------------------------------
                                        C.J. Eiras, Principal Executive Officer


                                 By:    /s/ Jason Bandy
                                        ----------------------------------
                                        Jason Bandy, Principal Financial Officer